                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                             EXPLANATORY HEADNOTE
INTRODUCTION

  The following unaudited pro forma condensed consolidated financial statements give effect to the acquisitions by Recycling Industries, Inc. (the Company) of the entities detailed below and are based on the estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the acquisitions been effected on the dates indicated or the results which may be obtained in the future.

  The pro forma consolidated balance sheet assumes the acquisitions were consummated at March 31, 1996. The pro forma consolidated statement of operations for the year ended September 30, 1995 includes the operating results of the Company for such period and the operating results of Anglo, Mid-America and Weissman for the 12 months ended December 31, 1995. The pro forma consolidated statement of operations for the six months ended March 31, 1996 includes the operating results of the Company, Anglo, Mid-America and Weissman for such period. The operating results of Anglo, Mid-America and Weissman for the three months beginning October 1, 1995 and ending December 31, 1995 have been included in the pro forma consolidated statement of operations for both the year ended September 30, 1995 and the six months ended March 31, 1996.

 Anglo Metal, Inc. dba Anglo Iron & Metal

  On December 11, 1995, the Company acquired substantially all of the assets and the business of Anglo Metal, Inc. dba Anglo Iron & Metal (Anglo). The assets acquired from Anglo consisted of a heavy duty automotive shredder, inventories, metals shearing equipment, balers, heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Company also purchased from Anglo certain real property, buildings and leasehold improvements used in the business of recycling ferrous and non-ferrous metals.

  The purchase price for Anglo was $6,065,000 comprised of: $2,079,000 in cash; a $1,865,000 note which is to be paid in ten equal monthly installments of $186,500 beginning in February 1996; a $446,000 secured promissory note payable in 60 consecutive monthly installments of $9,000; a $750,000 unsecured note payable in 72 equal consecutive monthly installments of $10,400; and 227,693 shares of the Company's common stock (Common Stock) valued at $925,000.

  Of the cash paid at the closing of the acquisition, $1,800,000 was obtained through a sale-leaseback transaction with Ally Capital Corporation, collateralized by all of Anglo's machinery and equipment, accounts receivable and inventories, which has been recorded as a capital lease. The terms of the sale-leaseback provide for 60 consecutive monthly lease payments of $41,000 with a bargain purchase option at the end of the lease term. The lease contains numerous covenants for maintaining certain financial ratios and earnings levels. The remaining $279,000 paid at closing was obtained from the operating cash reserves and working capital of the Company.

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

                             EXPLANATORY HEADNOTE

  The purchase price for Anglo has been allocated as follows:

     Equipment under capital lease................................. $ 1,800,000
     Contract to purchase land and buildings.......................      70,000
     Covenant not to compete.......................................   1,000,000
     Inventories...................................................   1,365,000
     Purchase price in excess of net assets acquired...............   1,830,000
                                                                    -----------
       Total purchase price........................................   6,065,000
     Notes payable.................................................  (3,061,000)
     Common Stock..................................................    (925,000)
                                                                    -----------
       Cash paid at closing........................................   2,079,000
       Capital lease obligation....................................  (1,800,000)
                                                                    -----------
       Cash from operating capital................................. $   279,000
                                                                    ===========

 Mid-America Shredding, Inc.

  On April 15, 1996, the Company acquired the assets and the business of Mid-America Shredding, Inc. (Mid-America). The assets acquired from Mid-America consisted of real property, buildings, inventories, a heavy duty automotive shredder, a wire chopping plant, heavy equipment and tools used in the business of recycling ferrous and non-ferrous metals.

  The purchase price for Mid-America was $1,925,000, comprised of $660,000 in cash, a $55,000 note payable in eight equal monthly installments of $6,900, and the assumption of Mid-America's outstanding bank debt of $1,210,000.

  The purchase price for Mid-America has been allocated as follows:

     Inventory..................................................... $    55,000
     Land..........................................................     310,000
     Buildings and improvements....................................     560,000
     Machinery and equipment.......................................   1,000,000
                                                                    -----------
       Total purchase price........................................   1,925,000
       Notes payable...............................................  (1,265,000)
                                                                    -----------
       Cash paid at closing........................................ $   660,000
                                                                    ===========

 Weissman Iron and Metal, a Division of Weissman Industries, Inc.

  The Company has reached an agreement with the stockholders of Weissman Industries, Inc. to acquire the business of Weissman Iron and Metal, a division of Weissman Industries, Inc. (Weissman), through the purchase of all of the outstanding common stock of Weissman.

  The assets of Weissman consist of a heavy duty automotive shredder, metal shearing equipment, a Coreco aluminum furnace, heavy equipment, tools and rolling stock, real property and buildings, inventories and accounts receivable used in the business of recycling ferrous and non-ferrous metals.

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

           PRO FORMA CONSOLIDATED FINANCIAL INFORMATION--(CONCLUDED)

                             EXPLANATORY HEADNOTE

  The purchase price for Weissman is anticipated to be allocated as follows:

     Accounts receivable........................................... $ 1,600,000
     Inventories...................................................     900,000
     Buildings and improvements....................................   3,000,000
     Automotive shredder...........................................   1,500,000
     Heavy equipment...............................................   3,400,000
     Equipment and rolling stock...................................   1,200,000
     Land..........................................................     800,000
                                                                    -----------
     Total purchase price..........................................  12,400,000
     Notes payable.................................................  (5,700,000)
     Common stock..................................................  (1,500,000)
                                                                    -----------
     Cash to be paid at closing.................................... $ 5,200,000
                                                                    ===========

  The $5,700,000 notes payable will be secured by the assets of Weissman. $3,500,000 of such notes will be payable in 60 monthly installments of $75,000, including interest. The balance of $2,200,000 is pursuant to a revolving credit facility bearing interest at prime plus 2.25%. The Company has received a non-binding commitment from a commercial lender with respect to a $10,000,000 facility that includes such notes payable.

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                    RECYCLING        ANGLO        ANGLO
                                 INDUSTRIES, INC. IRON & METAL IRON & METAL
                                  SEPTEMBER 30,   DECEMBER 31,  PRO FORMA
                                       1995           1995     ADJUSTMENTS
                                 ---------------- ------------ ------------
REVENUES:
  Sales.........................   $13,812,000    $15,116,000   $     --
  Brokerage.....................           --         216,000         --
  Other income..................        41,000          7,000         --
                                   -----------    -----------   ---------
                                    13,853,000     15,339,000         --
                                   -----------    -----------   ---------
COST AND EXPENSES:
  Cost of sales.................    10,869,000     13,739,000    (198,000)(7)
                                           --             --       12,000 (3)
  Cost of brokerage.............           --         181,000         --
  Management fees...............           --             --          --
  Personnel.....................       744,000        414,000         --
  Professional services.........       527,000         66,000         --
  Travel........................        39,000            --          --
  Occupancy.....................        83,000            --          --
  Depreciation and
   amortization.................       258,000         11,000      66,000 (3)
                                           --             --      167,000 (11)
  Interest......................       407,000        133,000      91,000 (9)
  Environmental remediation
   costs........................           --             --          --
  Bad debt expense..............       151,000            --          --
  Other general and
   administrative...............       477,000        336,000    (328,000)(5)
                                   -----------    -----------   ---------
                                    13,555,000     14,880,000    (190,000)
                                   -----------    -----------   ---------
INCOME (LOSS) BEFORE INCOME
 TAXES..........................       298,000        459,000     190,000
INCOME TAXES (BENEFIT)..........      (711,000)       140,000     (64,000)(8)
                                   -----------    -----------   ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAXES..........................   $ 1,009,000    $   319,000   $ 254,000
                                   ===========    ===========   =========
NET INCOME (LOSS) AFTER
 EXTRAORDINARY ITEM AND INCOME
 TAXES..........................   $ 1,815,000    $   319,000   $ 254,000
                                   ===========    ===========   =========
INCOME PER SHARE:
  Income from continuing
   operations, net of income
   taxes........................   $       .17
                                   ===========
  Net income after extraordinary
   item and income taxes........   $       .30
                                   ===========
  Weighted average number of
   common shares outstanding....     6,099,694
                                   ===========

    See accompanying Headnote and Notes to Pro Forma Consolidated Financial
                                   Statements

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

                          MID-AMERICA  MID-AMERICA      WEISSMAN     WEISSMAN      CONSOLIDATED
                           SHREDDING    SHREDDING     IRON & METAL IRON & METAL      PRO FORMA
                          DECEMBER 31,  PRO FORMA     DECEMBER 31,  PRO FORMA      SEPTEMBER 30,
                              1995     ADJUSTMENTS        1995     ADJUSTMENTS         1995
                          ------------ -----------    ------------ ------------    -------------
REVENUES:
  Sales.................   $3,866,000   $    --       $16,207,000   $     --        $49,001,000
  Brokerage.............          --         --         2,956,000         --          3,172,000
  Other income..........          --         --             1,000         --             49,000
                           ----------   --------      -----------   ---------       -----------
                            3,866,000        --        19,164,000         --         52,222,000
                           ----------   --------      -----------   ---------       -----------
COST AND EXPENSES:
  Cost of sales.........    3,587,000    (86,000)(3)   12,235,000     160,000 (3)    40,138,000
                                  --         --               --     (180,000)(5)           --
  Cost of brokerage.....          --         --         2,894,000         --          3,075,000
  Management fees.......          --         --           180,000    (180,000)(5)           --
  Personnel.............      247,000        --           654,000         --          2,059,000
  Professional
   services.............        6,000        --            17,000         --            616,000
  Travel................        1,000        --               --          --             40,000
  Occupancy.............          --         --               --          --             83,000
  Depreciation and
   amortization.........          --         --             7,000         --            509,000
                                  --         --               --          --                --
  Interest..............      125,000        --               --      598,000 (9)     1,354,000
  Environmental
   remediation costs....          --         --            30,000     (30,000)(7)           --
  Bad debt expense......          --         --               --          --            151,000
  Other general and
   administrative.......       23,000        --           124,000     (74,000)(5)       558,000
                           ----------   --------      -----------   ---------       -----------
                            3,989,000    (86,000)      16,141,000     294,000        48,583,000
                           ----------   --------      -----------   ---------       -----------
INCOME (LOSS) BEFORE
 INCOME TAXES...........     (123,000)    86,000        3,023,000    (294,000)        3,639,000
INCOME TAXES (BENEFIT)..          --     (10,000)             --      307,000          (338,000)
                           ----------   --------      -----------   ---------       -----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS,
 NET OF INCOME TAXES....   $ (123,000)  $ 96,000      $ 3,023,000   $(601,000)      $ 3,977,000
                           ==========   ========      ===========   =========       ===========
NET INCOME (LOSS) AFTER
 EXTRAORDINARY ITEM AND
 INCOME TAXES...........   $ (123,000)  $ 96,000      $ 3,023,000   $(601,000)      $ 4,783,000
                           ==========   ========      ===========   =========       ===========
INCOME PER SHARE:
  Income from continuing
   operations, net of
   income taxes.........                                                            $       .59
                                                                                    ===========
  Net income after
   extraordinary item
   and income taxes.....                                                            $       .71
                                                                                    ===========
  Weighted average
   number of common
   shares outstanding...                                                              6,691,024
                                                                                    ===========

    See accompanying Headnote and Notes to Pro Forma Consolidated Financial
                                   Statements

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1996

                            RECYCLING     MID-AMERICA MID-AMERICA       WEISSMAN     WEISSMAN         USE OF    CONSOLIDATED
                         INDUSTRIES, INC.  SHREDDING   SHREDDING      IRON & METAL IRON & METAL      PROCEEDS    PRO FORMA
                            MARCH 31,      MARCH 31,   PRO FORMA       MARCH 31,    PRO FORMA          FROM      MARCH 31,
                               1996          1996     ADJUSTMENTS         1996     ADJUSTMENTS     OFFERING(12)     1996
                         ---------------- ----------- -----------     ------------ ------------    ------------ ------------
        ASSETS
CURRENT ASSETS:
 Cash..................    $ 1,240,000    $   18,000  $   (18,000)(4)  $    9,000   $   (9,000)(4)  $1,128,000  $ 2,368,000
 Trade accounts
  receivable, net......      2,149,000       109,000     (109,000)(4)   2,170,000     (570,000)(2)         --     3,749,000
 Accounts receivable,
  related parties......         95,000           --           --              --           --              --        95,000
 Inventories...........      2,076,000        34,000       21,000 (2)     765,000      135,000 (2)         --     3,031,000
 Prepaid expenses......        353,000           --           --           10,000      (10,000)(4)         --       353,000
 Other current assets..        216,000           --           --              --           --              --       216,000
 Deferred income
  taxes................        500,000           --           --              --           --              --       500,000
                           -----------    ----------  -----------      ----------   ----------      ----------  -----------
  Total current
   assets..............      6,629,000       161,000     (106,000)      2,954,000     (454,000)      1,128,000   10,312,000
PROPERTY, PLANT AND
 EQUIPMENT, net........      8,421,000     2,823,000     (953,000)(2)   5,400,000    4,500,000 (2)         --    20,191,000
DEFERRED INCOME TAXES,
 net...................        741,000           --           --              --           --              --       741,000
OTHER ASSETS, net......      4,147,000           --           --              --           --              --     4,147,000
                           -----------    ----------  -----------      ----------   ----------      ----------  -----------
                           $19,938,000    $2,984,000  $(1,059,000)     $8,354,000   $4,046,000      $1,128,000  $35,391,000
                           ===========    ==========  ===========      ==========   ==========      ==========  ===========




    See accompanying Headnote and Notes to Pro Forma Consolidated Financial
                                   Statements

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

                                 MARCH 31, 1996

                            RECYCLING     MID-AMERICA  MID-AMERICA       WEISSMAN     WEISSMAN         USE OF     CONSOLIDATED
                         INDUSTRIES, INC.  SHREDDING    SHREDDING      IRON & METAL IRON & METAL      PROCEEDS     PRO FORMA
                            MARCH 31,      MARCH 31,    PRO FORMA       MARCH 31,    PRO FORMA          FROM       MARCH 31,
                               1996          1996      ADJUSTMENTS         1996     ADJUSTMENTS     OFFERING(12)      1996
                         ---------------- -----------  -----------     ------------ ------------    ------------  ------------
LIABILITIES AND STOCKHOLDERS'
    EQUITY
CURRENT LIABILITIES:
 Bank overdraft........    $       --     $       --   $       --       $  115,000   $ (115,000)(4) $       --    $       --
 Notes payable.........            --       1,210,000   (1,155,000)(2)         --     2,200,000 (2)         --      2,255,000
 Notes payable--related
  party................      1,927,000            --           --              --           --              --      1,927,000
 Trade accounts
  payable..............      1,235,000        129,000     (129,000)(4)   1,200,000   (1,200,000)(4)         --      1,235,000
 Trade accounts
  payable--related
  parties..............        140,000        143,000     (143,000)(4)         --           --              --        140,000
 Accrued liabilities:
 Interest..............         30,000            --           --              --           --              --         30,000
 Payroll and other.....        267,000         16,000      (16,000)(4)     172,000     (172,000)(4)         --        267,000
 Income taxes payable..         86,000            --           --              --           --              --         86,000
 Due to factor, related
  party................        137,000            --           --              --           --              --        137,000
 Environmental
  remediation
  liabilities..........            --             --           --           30,000      (30,000)(4)         --            --
 Current portion of
  long-term debt.......         94,000         21,000      (21,000)(4)         --       562,000 (2)         --        902,000
                                   --             --       246,000 (2)         --           --              --            --
 Current portion of
  long-term debt,
  related parties......      2,294,000            --           --              --           --              --      2,294,000
 Current portion of
  obligation under
  capital lease........        314,000            --           --              --           --              --        314,000
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
  Total Current
   Liabilities.........      6,524,000      1,519,000   (1,218,000)      1,517,000    1,245,000             --      9,587,000
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
LONG-TERM DEBT:
 Long-term debt, net of
  current portion......        124,000          2,000       (2,000)(4)         --     2,938,000 (2)         --      4,026,000
                                   --             --       964,000 (2)         --           --              --            --
 Long-term debt--
  related parties, net
  of current portion...        945,000            --           --              --           --              --        945,000
 Obligation under
  capital lease, net of
  current portion......      1,452,000            --           --              --           --              --      1,452,000
 Purchase price
  obligation...........            --             --       660,000 (2)         --     5,200,000 (2)  (5,200,000)      660,000
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
  Total Long-Term
   Debt................      2,521,000          2,000    1,622,000             --     8,138,000      (5,200,000)    7,083,000
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
  Total Liabilities....      9,045,000      1,521,000      404,000       1,517,000    9,383,000      (5,200,000)   16,670,000
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
STOCKHOLDERS' EQUITY:
 Preferred stock,
  Series A.............      1,312,000            --           --              --           --       (1,312,000)          --
 Common stock..........         10,000            --           --              --           --            4,000        14,000
 Additional paid-in
  capital..............     17,909,000      3,055,000   (3,055,000)(2)         --     1,500,000 (2)   7,636,000    27,045,000
 Retained earnings
  (deficit)............     (8,338,000)    (1,592,000)   1,592,000       6,837,000   (6,837,000)(2)         --     (8,338,000)
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
  Total Stockholders'
   Equity..............     10,893,000      1,463,000   (1,463,000)      6,837,000   (5,337,000)      6,328,000    18,721,000
                           -----------    -----------  -----------      ----------   ----------     -----------   -----------
                           $19,938,000    $ 2,984,000  $(1,059,000)     $8,354,000   $4,046,000     $ 1,128,000   $35,391,000
                           ===========    ===========  ===========      ==========   ==========     ===========   ===========

    See accompanying Headnote and Notes to Pro Forma Consolidated Financial
                                   Statements

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1996

                             RECYCLING        ANGLO        ANGLO          MID-AMERICA  MID-AMERICA
                          INDUSTRIES, INC. IRON & METAL IRON & METAL       SHREDDING    SHREDDING
                             MARCH 31,      MARCH 31,    PRO FORMA         MARCH 31,    PRO FORMA
                                1996           1996     ADJUSTMENTS          1996      ADJUSTMENTS
                          ---------------- ------------ ------------      -----------  -----------
REVENUES:
  Sales.................    $10,735,000     $7,240,000  $(4,433,000)(6)   $1,170,000    $    --
  Brokerage.............            --             --           --               --          --
  Other income..........         28,000         28,000      (27,000)(6)          --          --
                            -----------     ----------  -----------       ----------    --------
                             10,763,000      7,268,000   (4,460,000)       1,170,000         --
                            -----------     ----------  -----------       ----------    --------
COST AND EXPENSES:
  Cost of sales.........      9,352,000      5,923,000        8,000 (3)    1,228,000     (39,000)(3)
                                    --             --    (3,646,000)(6)          --          --
                                    --             --      (100,000)(7)          --          --
  Cost of brokerage.....            --             --           --               --          --
  Personnel.............        862,000        317,000     (225,000)(6)       60,000         --
  Professional
   services.............        264,000         30,000          --             6,000         --
  Travel................         60,000          3,000       (3,000)(6)          --          --
  Occupancy.............         28,000            --           --               --          --
  Depreciation and
   amortization.........        101,000         20,000       32,000 (3)          --          --
                                    --             --        42,000 (11)         --          --
                                    --             --       (20,000)(6)          --          --
  Interest..............        245,000        109,000      (54,000)(6)       67,000         --
  Management fee........            --             --           --               --          --
  Other general and
   administrative.......        238,000        193,000     (164,000)(5)        9,000         --
                                    --             --       (75,000)(6)          --          --
                            -----------     ----------  -----------       ----------    --------
                             11,150,000      6,595,000   (4,205,000)       1,370,000     (39,000)
                            -----------     ----------  -----------       ----------    --------
INCOME (LOSS) BEFORE
 INCOME TAXES...........       (387,000)       673,000     (255,000)        (200,000)     39,000
INCOME TAXES (BENEFIT)..       (437,000)       229,000      (87,000)(8)          --      (63,000)(8)
                            -----------     ----------  -----------       ----------    --------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS,
 NET OF INCOME TAXES....    $    50,000     $  444,000  $  (168,000)      $ (200,000)   $102,000
                            ===========     ==========  ===========       ==========    ========
NET INCOME (LOSS) AFTER
 EXTRAORDINARY ITEM AND
 INCOME TAXES...........    $    98,000     $  444,000  $  (168,000)      $ (200,000)   $102,000
                            ===========     ==========  ===========       ==========    ========
INCOME PER SHARE:
  Income from continuing
   operations, net of
   income taxes.........    $       .01
                            ===========
  Net income after
   extraordinary item
   and income taxes.....    $       .01
                            ===========
  Weighted average
   number of common
   shares outstanding...      9,773,913
                            ===========

    See accompanying Headnote and Notes to Pro Forma Consolidated Financial
                                   Statements

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

                    FOR THE SIX MONTHS ENDED MARCH 31, 1996

                               WEISSMAN     WEISSMAN       USE OF  CONSOLIDATED
                             IRON & METAL IRON & METAL    PROCEEDS  PRO FORMA
                              MARCH 31,    PRO FORMA        FROM    MARCH 31,
                                 1996     ADJUSTMENTS     OFFERING     1996
                             ------------ ------------    -------- ------------
REVENUES:
  Sales....................  $ 7,881,000   $     --         $--    $22,593,000
  Brokerage................    2,476,000         --          --      2,476,000
  Other income.............       26,000         --          --         55,000
                             -----------   ---------        ----   -----------
                              10,383,000         --          --     25,124,000
                             -----------   ---------        ----   -----------
COST AND EXPENSES:
  Cost of sales............    5,858,000      80,000 (3)     --     18,574,000
                                     --      (90,000)(5)     --
  Cost of brokerage........    2,411,000         --          --      2,411,000
  Personnel................      301,000         --          --      1,315,000
  Professional services....       15,000         --          --        315,000
  Travel...................          --          --          --         60,000
  Occupancy................          --          --          --         28,000
  Depreciation and
   amortization............        4,000         --          --        179,000
  Interest.................          --      299,000 (9)     --        666,000
  Management fee...........       45,000     (45,000)(5)     --            --
  Other general and
   administrative..........      151,000     (36,000)(5)     --        316,000
                             -----------   ---------        ----   -----------
                               8,785,000     208,000         --     23,864,000
                             -----------   ---------        ----   -----------
INCOME (LOSS) BEFORE INCOME
 TAXES.....................    1,598,000    (208,000)        --      1,260,000
INCOME TAXES (BENEFIT).....          --      473,000         --        115,000
                             -----------   ---------        ----   -----------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS, NET
 OF INCOME TAXES...........  $ 1,598,000   $(681,000)       $--    $ 1,145,000
                             ===========   =========        ====   ===========
NET INCOME (LOSS) AFTER
 EXTRAORDINARY ITEM AND
 INCOME TAXES..............  $ 1,598,000   $(681,000)       $--    $ 1,193,000
                             ===========   =========        ====   ===========
INCOME PER SHARE:
  Income from continuing
   operations, net of
   income taxes............                                        $       .11
                                                                   ===========
  Net income after
   extraordinary item and
   income taxes............                                        $       .12
                                                                   ===========
  Weighted average number
   of common shares
   outstanding.............                                         10,227,134
                                                                   ===========

    See accompanying Headnote and Notes to Pro Forma Consolidated Financial
                                   Statements

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--PRO FORMA ADJUSTMENTS

  The adjustments relating to the pro forma consolidated statements of operations are computed assuming the acquisitions of Anglo, Mid-America and Weissman were consummated at the beginning of the applicable periods presented. The adjustments relating to the pro forma consolidated balance sheet are computed assuming the acquisitions of Mid-America and Weissman were consummated at March 31, 1996 for the March 31, 1996 balance sheet.

NOTE 2--ACQUISITION OF SUBSIDIARIES

 Mid-America

  Reflects the acquisition of equipment, inventory, land and buildings for assumption of debt and cash. The acquisition of Mid-America is recorded using the purchase method.

 Weissman

  Reflects the acquisition of accounts receivable, inventory, buildings, equipment and land for notes payable, common stock and cash. The acquisition of Weissman is recorded using the purchase method.

NOTE 3--ADDITIONAL DEPRECIATION AND AMORTIZATION

 Anglo and Weissman

  Reflects additional depreciation of property and equipment due to the increased cost of the assets acquired. Reflects amortization of goodwill using the straight line method over 20 years for Anglo.

 Mid-America

  Adjusts depreciation of property and equipment due to the allocated cost of the assets acquired.

NOTE 4--UNACQUIRED ASSETS AND LIABILITIES

 Mid-America

  Removes assets and liabilities that were not acquired or assumed by the Company.

 Weissman

  Removes prepaid pension costs, accrued pension liabilities and other liabilities not acquired or assumed in the acquisition.

NOTE 5--NON-RECURRING EXPENSES

  Removes non-recurring expenses paid to former officers and stockholders of the acquired businesses for salaries and benefits that will not be incurred in the future under the terms of the acquisition agreements.

NOTE 6--DUPLICATE TRANSACTIONS FOR ANGLO

  Removes 110 days of operations for Anglo subsequent to the acquisition, which are included in the historical operations of the Company for the six months ended March 31, 1996. The assets and liabilities of Anglo are included in the Company's consolidated balance sheet at March 31, 1996.

                  RECYCLING INDUSTRIES, INC. AND SUBSIDIARIES

NOTE 7--NON-RECURRING REMEDIATION EXPENSES

 Anglo

  Removes non-recurring equipment costs, outside labor costs, direct labor costs and landfill costs incurred for remediation costs in compliance with the terms of the sale agreement.

 Weissman

  Removes estimated remediation costs in compliance with the terms of the sale agreement that will not be incurred in the future.

NOTE 8--PROVISION FOR INCOME TAXES

  Records provision for income taxes on the acquired operations including recognition of benefit from utilization of net operating loss carryforward and affects of alternative minimum income taxes.

NOTE 9--INTEREST EXPENSE

  Reflects interest expense for notes payable used to finance the acquisition of Weissman (interest at prime plus 2.25%; 10.5% at March 31, 1996) and Anglo (interest at 14%).

NOTE 10--WEIGHTED AVERAGE SHARES OUTSTANDING

  On a pro forma basis, weighted average shares are adjusted to reflect the 227,693 shares of Common Stock issued in the acquisition of Anglo and 363,637 shares of common stock issued in the acquisition of Weissman. Such adjustments are assumed to be outstanding for the entire period for all periods presented.

NOTE 11--NON-COMPETE AND CONSULTING AGREEMENT

  Reflects amortization of the non-compete and consulting agreement with the president of Anglo over a six year term using the straight line method.

NOTE 12--USE OF PROCEEDS FROM PUBLIC OFFERING

  Reflects estimated use of approximately $14,388,000 of net proceeds from the public offering for: cash purchase price of Weissman $5,200,000; repurchase of 1,380,585 shares of the Company's common stock for $5,660,000; and to redeem all of the Company's outstanding Series A convertible preferred stock and 120,000 shares of the Company's common stock issued in connection with the acquisition of its Nevada facility for $2,400,000. The remaining $1,128,000 will be used for working capital and has been presented as cash in the pro forma balance sheet.